Exhibit 10.7.3

SECOND AMENDMENT

TO

EMPLOYMENT AGREEMENT

THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into as of August 30, 2022 (the “Execution Date”), by and between Hilltop Holdings Inc. (“Company”), on behalf of itself and all of its subsidiaries (collectively, “Employer”), and William B. Furr (“Executive”). Each initially capitalized term used, but not otherwise defined herein, shall have the meanings assigned to it in the Employment Agreement (hereinafter defined).

RECITALS:

WHEREAS, Company and Executive are parties to that certain Employment Agreement, dated as of September 1, 2016 (the “Original Agreement”), as amended by that certain First Amendment to Employment Agreement, dated as of August 30, 2019 (the “First Amendment,” and together with the Original Agreement, collectively, the “Employment Agreement”); and

WHEREAS, Company and Executive desire to amend the Employment Agreement to the extent provided in this Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Amendments and Supplements to the Employment Agreement

(a)	Section 3(a) of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

“(a)	Base Salary. Employer shall pay Executive an annual base salary of Five Hundred Seventy-Five Thousand Dollars ($575,000). Such salary shall be paid in accordance with the payroll practices of the Company, less applicable withholding and salary deductions. Base salary shall be reviewed at least annually by the Company, but may not be reduced.”

(b)	Section 4 of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

“4.	Term of Agreement. This Agreement shall become effective and binding immediately upon its execution and shall remain in effect until August 31, 2025 (the “Term Date”). Unless Employer and Executive agree in writing to extend the term of this Agreement at any time on or before the Term Date, this Agreement shall expire on the Term Date.”

2.       Equity Sign-On Grant. As soon as administratively practical following the Execution Date, Executive shall receive a grant of restricted stock units with respect to the number of shares of the common stock of the Company having a fair market value on the date of grant equal to Three Hundred Thousand Dollars ($300,000) (the “Sign-On Grant”). The Sign-On Grant shall be subject to the terms and conditions of the Hilltop Holdings Inc. 2020 Equity Incentive Plan and an award agreement between Executive and Employer, which terms shall include, without limitation, cliff vesting of the Sign-On Grant on the third anniversary of the Execution Date, subject to early termination or forfeiture in accordance with the terms of the award agreement.

3.	Miscellaneous.

(a)       Effect of Amendment. Each of Company and Executive hereby agree and acknowledge that, except as expressly provided in this Amendment, the Employment Agreement remains in full force and effect and has not been modified or amended in any respect, it being the intention of each of Company and Executive that this Amendment and the Employment Agreement be read, construed and interpreted as one and the same instrument. To the extent that any conflict exists between this Amendment and the Employment Agreement, the terms of this Amendment shall control and govern.

(b)       Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. For purposes of determining whether a party has signed this Amendment or any document contemplated hereby or any amendment or waiver hereof, only a handwritten original signature on a paper document or a facsimile or portable document format (pdf) copy of such a handwritten original signature shall constitute a signature, notwithstanding any law relating to or enabling the creation, execution or delivery of any contract or signature by electronic means.

IN WITNESS WHEREOF, each of Company and Executive has executed this Amendment as of the day and year first above written.

COMPANY:		EXECUTIVE:

Hilltop Holdings Inc.

By:	/s/ JEREMY B. FORD	/s/ WILLIAM B. FURR

Name:	Jeremy B. Ford	Name: William B. Furr
Title:	President & Chief Executive Officer

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